UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 15, 2004

ADELPHIA COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5619 DTC Parkway – Greenwood Village, CO 80111
(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code (303) 268-6300

Item 5. Other Events and Regulation FD Disclosure.

        On January 15, 2004, Adelphia Communications Corporation (the “Company”) issued a press release announcing the completion of its transition to a new Board of Directors. A copy of the press release of the Company, dated January 15, 2004, is included as Exhibit 99.1 to this report and incorporated by reference herein.

Item 7. Financial Statement and Exhibits.

        (c)       Exhibits.

Exhibit	Description
99.1	Press release of the Company dated January 15, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2004	ADELPHIA COMMUNICATIONS
CORPORATION (Registrant)

By: /s/ Brad M. Sonnenberg
Brad M. Sonnenberg
Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of the Company dated January 15, 2004

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